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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 13, 1997, included in Metrocall, Inc.'s Form 10-K/A for the three years ended December 31, 1996, and to all references to our Firm included in this registration statement filed on Form S-4.

                                                     Arthur Andersen LLP

Washington, D.C.
January 30, 1998